                                                                    EXHIBIT 99.1

                                   SIGNATURES

                                             BECKER DRAPKIN MANAGEMENT, L.P.

                                             By:      BC Advisors, LLC
                                             Its:     General Partner

                                             By:     /s/ Ashley Sekimoto
                                                     --------------------------
                                             Name:   Ashley Sekimoto
                                             Title:  Attorney-in-Fact
                                             Date:   August 19, 2013

                                             BECKER DRAPKIN PARTNERS (QP), L.P.

                                             By:     Becker Drapkin Management, L.P.
                                             Its:    General Partner

                                             By:     BC Advisors, LLC
                                             Its:    General Partner

                                             By:     /s/ Ashley Sekimoto
                                                     --------------------------
                                             Name:   Ashley Sekimoto
                                             Title:  Attorney-in-Fact
                                             Date:   August 19, 2013

                                             BECKER DRAPKIN PARTNERS, L.P.

                                             By:     Becker Drapkin Management, L.P.
                                             Its:    General Partner

                                             By:     BC Advisors, LLC
                                             Its:    General Partner

                                             By:     /s/ Ashley Sekimoto
                                                     --------------------------
                                             Name:   Ashley Sekimoto
                                             Title:  Attorney-in-Fact
                                             Date:   August 19, 2013

                                             BC ADVISORS, LLC

                                             By:     /s/ Ashley Sekimoto
                                                     --------------------------
                                             Name:   Ashley Sekimoto
                                             Title:  Attorney-in-Fact
                                             Date:   August 19, 2013

                                             STEVEN R. BECKER

                                             /s/ Ashley Sekimoto
                                             --------------------------
                                             Name:   Ashley Sekimoto
                                             Title:  Attorney-in-Fact
                                             Date:   August 19, 2013

                                             MATTHEW A. DRAPKIN

                                             /s/ Ashley Sekimoto
                                             ----------------------------
                                             Name:  Ashley Sekimoto
                                             Title: Attorney-in-Fact
                                             Date:  August 19, 2013